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                                                             EXHIBIT 23.03

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  We consent to the use of our report on the financial statements of Elmagco as of December 31, 1997 and for the two-year period then ended incorporated by reference herein and to reference to our firm under the caption "Experts".

KPMG PEAT MARWICK LLP

Houston, Texas

December 11, 1998